UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant  to  Section  13  or  15(d)  of  the  Securities  Exchange  Act of 1934

        Date of Report (Date of Earliest Event Reported): August 31, 2004

                               HOUSERAISING, INC.
                               ------------------
               (Exact Name of Registrant as Specified in Charter)

                                 North Carolina
                                 --------------
                 (State or Other Jurisdiction of Incorporation)

                                    000-50701
                                    ---------
                            (Commission File Number)

                                   56-2253025
                                   ----------
                      (I.R.S. Employer Identification No.)

                  4801 East Independence Boulevard, Suite 201
                        Charlotte, North Carolina 28212
              -----------------------------------------------------
             (Address of Principal Executive Offices)     (Zip Code)

                                 (704) 532-2121
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

                          TECHNOLOGY CONNECTIONS, INC.
           -----------------------------------------------------------
          (Former Name or Former Address, if Changed since Last Report)


     This Current Report on Form 8-K is filed by HouseRaising, Inc., a North Carolina corporation (the "Registrant"), in connection with the matters described herein.

Section  2.01  Completion  of  Acquisition  or  Disposition  of  Assets

On February 19, 2004, HouseRaising, Inc., a Delaware corporation ("HouseRaising"), Technology Connections, Inc., a North Carolina corporation ("Technology Connections"), and the shareholders of HouseRaising (the "HouseRaising Stockholders"), executed an Agreement and Plan of Merger (the "Merger Agreement"), pursuant to which HouseRaising agreed to merge with and into the Technology Connections, (the "Merger") with the HouseRaising Stockholders receiving in the aggregate 27,288,732 shares of common stock and 1,000,000 shares of Class A Convertible Preferred Stock of Technology Connections in exchange for their shares of HouseRaising. In addition, pursuant to the Merger Agreement, Technology Connections agreed to change its corporate name from "Technology Connections, Inc." to "HouseRaising, Inc." prior to the closing. An executed copy of the Merger Agreement, together with Exhibit A thereto, is attached as Exhibit 10.1 hereto.

The shares of Class A Convertible Preferred Stock to be issued in the Merger are convertible into ten (10) shares of fully paid and non-assessable shares of common stock five (5) years after the date of issuance, and they have a class vote to approve or disapprove any merger, sale of assets, combination or reorganization involving HouseRaising, or other fundamental corporate transaction involving HouseRaising. In addition, each share of Class A
Convertible Preferred Stock issued in the Merger is entitled to ten (10) votes per share on all matters on which the common stock votes on upon issuance.

In connection with the Merger, Technology Connections filed a preliminary Information Statement on Schedule 14C with the Commission, and, after a period of review and comments, filed with the Commission and mailed to its shareholders a definitive Information Statement on Schedule 14C, which disclosed the details of the Merger to its shareholders.

On August 30, 2004, a Special Shareholders Meeting was held at which a majority of the shareholders of Technology Connections voted in favor of: (i) a resolution to amend the Articles of Incorporation of Technology Connections in order to change its name from "Technology Connections, Inc." to "HouseRaising, Inc."; (ii) a resolution to approve the Merger, pursuant to which HouseRaising was merged with and into Technology Connections, with Technology Connections being the surviving corporation in the Merger, and 27,288,732 shares of Common Stock of Technology Connections and 1,000,000 shares of Class A Voting Convertible Preferred Stock of Technology Connections were issued in exchange for all of issued and outstanding shares of HouseRaising; and (iii) a resolution to elect a new Board of Directors consisting of Robert V. McLemore, Robert M. Burroughs, Ludwik F. Zon, Grant S. Neerings, Kristy M. Carriker, Thomas E. Schubert, James S. O'Connor and Kevin Kyzer. Subsequent to his election, Mr. Zon resigned from the Board of Directors and the vacancy that his resignation created was filled with Charles M. Skibo by majority vote of the Board.

On August 31, 2004, the Merger was consummated when Articles of Merger were filed by the parties with the Secretary of State of the State of North Carolina.

This Current Report on Form 8-K will be amended by the Registrant not later than 71 calendar days from the date hereof pursuant to Item 9.01 of Form 8-K in order to include the Financial Statements and Exhibits required by such item.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



HOUSERAISING,  INC.


By:   /s/  Robert  V.  McLemore
      -------------------------
      Robert  V.  McLemore
      President


Date: September  7,  2004



                                  EXHIBIT INDEX

Exhibit
Number      Description
-------     -----------

10.1        Agreement  and  Plan  of  Merger,  dated  February  19,  2004